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                                                                   Exhibit 10.34

                             AMENDMENT NO. 1 TO THE
                    SUBORDINATION AND INTERCREDITOR AGREEMENT

            AMENDMENT NO. 1, dated as of December 18, 2003 (the "Amendment"), to the SUBORDINATION AND INTERCREDITOR AGREEMENT (the "Agreement"), dated as of August 13, 2003, by and among Neurologix, Inc., a Delaware corporation (the "Borrower"), Change Technology Partners, Inc., a Delaware corporation (the "Senior Lender"), Palisade Private Partnership, L.P., Dr. Martin J. Kaplitt and Clark A. Johnson (the "Subordinated Lenders").

            WHEREAS, the Senior Lender, CTP/N Merger Corp. and the Borrower are parties to that certain Agreement and Plan of Merger, dated August 13, 2003 (the "Merger Agreement");

            WHEREAS, in connection with the Merger Agreement, the Borrower issued a Senior Secured Promissory Note, dated as of August 13, 2003, in the aggregate principal amount of $750,000, in favor of the Senior Lender (the "Original Note");

            WHEREAS, the Borrower, the Senior Lender and CTP/N Merger Corp. are parties to that certain Amendment No. 1 to Agreement and Plan of Merger, dated as of November 14, 2003 (the "Merger Agreement Amendment");

            WHEREAS, in connection with the Merger Agreement Amendment, the Borrower has issued an Amended and Restated Senior Secured Promissory Note, in the aggregate principal amount of $1,100,000, dated the date hereof, in favor of the Senior Lender (as amended, amended and restated, supplemented or otherwise modified from time to time, the "New Note"); and

            WHEREAS, the New Note contemplates the execution of this Amendment.

            NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

      1. All capitalized terms used herein but not otherwise defined herein shall have the meanings given to them in the Agreement.

      2. The first three WHEREAS clauses of the Agreement are hereby amended and restated in their entirety to read as follows:

            "WHEREAS, the Senior Lender, CTP/N Merger Corp. and the Borrower are parties to that certain Agreement and Plan of Merger, dated August 13, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Merger Agreement");
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            WHEREAS, in connection with the Merger Agreement, the Borrower has issued an Amended and Restated Senior Secured Promissory Note, in the aggregate principal amount of $1,100,000, dated as of the date of Amendment No. 1 to this Agreement, in favor of the Senior Lender (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Note");

            WHEREAS, the obligations of the Borrower under the Note will be secured by all of the assets of the Borrower (all such collateral is hereinafter referred to as the "Senior Collateral") pursuant to the Security Agreement, dated as of August 13, 2003, by and between the Borrower and the Secured Lender (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement");"

      3. Each of the Subordinated Lenders hereby represents, warrants and agrees that:

            a. The representations and warranties made by such Subordinated Lender in the Agreement are true and correct as of the date hereof as though made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date).

            b. The execution, delivery and performance of this Amendment and the Agreement, as amended hereby, are within such Subordinated Lender's powers, corporate or otherwise, have been duly authorized by all required action and do not and will not contravene any law or any agreement or undertaking to which such Subordinated Lender is a party or by which such Subordinated Lender may in any way be bound or its certificate of incorporation or by-laws.

      4. This Amendment is in no way intended to constitute a novation of the obligations of the Borrower or the Subordinated Lenders under the Agreement, and the Borrower and each of the Subordinated Lenders hereby reaffirm all of their respective obligations under the Agreement, as amended.

      5. Except as otherwise expressly provided herein, the Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the date hereof all references in the Agreement to "this Agreement", "hereto" "hereof" "hereunder" or words of like import referring to the Agreement shall mean the Agreement as amended by this Amendment.

      6. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the principles of conflicts of laws thereof.

      7. This agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
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      IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Subordination and Intercreditor Agreement on the day and year first above written.

                                        NEUROLOGIX, INC.



                                               /s/ Mark S. Hoffman
                                        ----------------------------------------
                                        Name:
                                        Title:



                                        CHANGE TECHNOLOGY PARTNERS, INC.

                                               /s/ Michael Gleason
                                        ----------------------------------------
                                        Name:  Michael Gleason
                                        Title: Chairman and Chief Executive
                                               Officer


                                        PALISADE PRIVATE PARTNERSHIP, L.P.
                                        BY:  PALISADE PRIVATE HOLDINGS, LLC,
                                               General Partner


                                               /s/ Mark Hoffman
                                        ----------------------------------------
                                        Name:  Mark Hoffman
                                        Title: Member


                                               /s/ Martin J. Kaplitt
                                        ----------------------------------------
                                        DR. MARTIN J. KAPLITT


                                               /s/ Clark A. Johnson
                                        ----------------------------------------
                                        CLARK A. JOHNSON